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                                                                  Exhibit 10.11


                              SCHUFF STEEL COMPANY

                           SUPPLEMENTAL RETIREMENT AND
                           DEFERRED COMPENSATION PLAN

                         Effective as of January 1, 1996
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                              SCHUFF STEEL COMPANY
                           SUPPLEMENTAL RETIREMENT AND
                           DEFERRED COMPENSATION PLAN

                         Effective as of January 1, 1996

                                   RECITALS

            This Schuff Steel Company Supplemental Retirement and Deferred Compensation Plan (the "Plan") is adopted by Schuff Steel Company (the "Employer") for certain of its executive employees. The purpose of the Plan is to provide those employees with supplement retirement income in order to provide termination of employment and related benefits taxable pursuant to Section 451 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan is intended to be a "top-hat" plan (i.e., an unfunded deferred compensation plan maintained for a select group of management or highly compensated employees) under Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974 ("ERISA").

            Accordingly, the following Plan is adopted.

                            ARTICLE I. - DEFINITIONS

            1.1 ACCOUNT means the cumulative balance credited to a Participant's or Beneficiary's Plan account, including contributions and the allocable share of income, gains, and losses from Plan investments and forfeitures. A Participant's or Beneficiary's Account shall be determined as of the close of the last day of each Plan Quarter and any other date that the Employer, in its sole discretion, designates as a date of reference.

            1.2 BENEFICIARY means any person or persons so designated in accordance with the provisions of Article VII.


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            1.3 CODE means the Internal Revenue Code of 1986 and the regulations thereunder, as amended from time to time.

            1.4 EFFECTIVE DATE means the effective date of the Plan, which shall be January 1, 1996.

            1.5 ELIGIBLE EMPLOYEE means, for any Plan Year (or applicable portion thereof), a person employed by the Employer who is determined by the Employer to be a member of a select group of management or highly compensated employees and who is designated by the Employer to be an Eligible Employee under the Plan. By each November 1, the Employer shall notify those individuals, if any, who will be Eligible Employees for the next Plan Year. If the Employer determines that an individual becomes an Eligible Employee during a Plan Year, the Employer shall notify such individual of its determination and of the date during the Plan Year on which the individual shall first become an Eligible Employee. After an employee has been selected to become an Eligible Employee, such employee shall remain an Eligible Employee until his or her employment with the Employer is terminated for any reason.

As of the first Plan Year, the following persons employed by the Employer are hereby designated by the Employer to be Eligible Employees under the Plan:

            See Addendum A attached hereto and made a part hereof.

            1.6 EMPLOYER means Schuff Steel Company and its successors and assigns unless otherwise herein provided, or any other corporation or business organization which, with the consent of Schuff Steel Company, or its successors or assigns, assumes the Employer's obligations hereunder, or any other corporation or business organization which agrees, with the consent of Schuff Steel Company, to become a party to the Plan.


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            1.7 ENTRY DATE with respect to an individual, who becomes an
Eligible Employee, means the date selected by the Employer in its sole discretion.

            1.8 FORFEITURE means the amount of any non-vested portion of a Participant's Account which is reallocated to the Accounts of other Participants.

            1.9 INVESTMENT COMMITTEE means the Investment Committee, as defined in Paragraph 10.2 herein.

            1.10 NET PROFITS means the Employer's net profits for the taxable year of the Employer (coinciding with or within which the Plan Year ends) as calculated at the end of the taxable year, in accordance with the Employer's regular accounting practices, after federal and state income taxes (calculated at the highest applicable marginal individual federal and state rates then in effect).

            1.11 NORMAL RETIREMENT AGE means the time at which the Participant attains sixty-five (65) years of age.

            1.12 PARTICIPANT means any person so designated in accordance with the provisions of Article II, including, where appropriate according to the context of the Plan, any former employee who is or may become (or whose Beneficiaries may become) eligible to receive a benefit under the Plan.

            1.13 PLAN means the Schuff Steel Company Supplemental Retirement and Deferred Compensation Plan, as amended from time to time.

            1.14 PLAN YEAR means the consecutive twelve (12) month period commencing on January 1 and ending on December 31 of each year during which the Plan is in effect.


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            1.15 PLAN QUARTER means the three (3) month periods ending on March
31, June 30, September 30 and December 31 of each Plan Year.

            1.16 RETIREMENT means the termination of employment of an Eligible Employee who has attained at least the Normal Retirement Age. An Eligible Employee may work beyond Normal Retirement Age, in which case Employer contributions and forfeitures shall continue to be allocated to the Account of such Eligible Employee.

            1.17 TOTAL AND PERMANENT DISABILITY shall refer to the Participant suffering from a physical or mental condition as determined by the Employer, based upon appropriate medical reports and examinations, which may be expected to result in death or be of long and indefinite duration and which renders the Participant unable to perform any substantial gainful activity.

            1.18 TRUST means the trust established pursuant to the Plan.

            1.19 TRUST FUND consists of the Employer contributions held by the Trustee and any income, losses, appreciation, or depreciation thereon, including both common funds and separate funds as said terms are utilized in Paragraph 4.2.

            1.20 TRUSTEE means the trustee named in the agreement establishing the Trust and such successor and/or additional trustees as may be named pursuant to the terms of the agreement establishing the Trust.

                   ARTICLE II. - ELIGIBILITY AND PARTICIPATION

            2.1 REQUIREMENTS. Every Eligible Employee on the Effective Date shall become a Participant on the Effective Date. Every other Eligible Employee shall be eligible to become a Participant on the first Entry Date occurring on or after the date on which he or she


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becomes an Eligible Employee. No individual shall become a Participant, however, if he or she is not an Eligible Employee on the date his or her participation is to begin.

            Participation in the Plan is voluntary. In order to participate, an otherwise Eligible Employee must make written application in such manner as may be required by the Employer.

            Nothing contained herein shall be construed as a promise or guaranty by the Employer to any Eligible Employee of continuous employment and each Eligible Employee shall be deemed an "Employee at Will".

            2.2 RE-EMPLOYMENT. If a Participant whose employment with the Employer has been terminated is re-employed, he or she shall become a Participant in accordance with the provisions of Paragraph 2.1.

                    ARTICLE III. - CONTRIBUTIONS TO THE TRUST

            3.1 EMPLOYER CONTRIBUTIONS. In accordance with rules established by the Employer, the Employer shall make a contribution to the Trust from its Net Profits beginning with the first Plan Year ending on or after the Effective Date of the Plan. The amount of the contribution shall equal ten percent (10%) of the Employer's Net Profits for the taxable year of the Employer coinciding with or within which the Plan Year ends. The amount of the contribution shall be paid to the Trustee on or before the time required by law for filing the Employer's federal income tax return (including extensions) for the year with respect to which the contribution is made.

            3.2 MANNER OF ALLOCATION. All contributions by the Employer for any Plan Year, and all Forfeitures, if any, during such year, shall be allocated as of the last day of such Plan Year to the Account of each individual Participant, who is an Eligible Employee on such date


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(except an Eligible Employee who terminated employment before the last day of the Plan Year on account of death, Retirement or Total and Permanent Disability), as follows:

                  (a) First, all Forfeitures shall be allocated equally among Participants' Accounts;

                  (b) Second, fifty percent (50%) of the contributions shall be allocated equally among the Participants' Accounts; and

                  (c) Then the balance of the contributions, less the amount allocated under Paragraph 3.2(b) above, shall be allocated among Participants' Accounts in such proportions as determined by the Employer, in its sole discretion.

            3.3 PERMISSIBLE TYPES OF EMPLOYER CONTRIBUTIONS. Payments on account of the contributions due from the Employer for any year may be made in cash or in kind.

            3.4 LOANS TO PARTICIPANTS. Loans may not be made to any Participant of the Plan.

                    ARTICLE IV. - ADMINISTRATION OF ACCOUNTS

            4.1 INVESTMENTS. The amounts allocated to the Participant Accounts shall be invested by the Trustee in accordance with either the directions of the Investment Committee or the provisions of the Trust Agreement (as the case may be).

            4.2 INVESTMENT IN SINGLE FUND AND REASONABLE RULES. The Trustee may cause all contributions made to it by the Employer and the income therefrom, without distinction between principal and income, to be held and administered as a single fund, in which event the Trustee shall not separately invest any share of any Participant. The Trustee may adopt reasonable rules for the administration of such common fund and for the determination of the


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proportionate interest of each Participant in the fund. In the alternative, the
Trustee may cause contributions made by the Employer and the income therefrom to be invested in separate shares for any and all Participants, in which event reasonable rules for the administration of such separate funds shall be adopted by the Trustee.

            4.3 VALUATION OF ASSETS AND ALLOCATION OF CHANGES. The common fund assets of the Trust Fund will be valued as of the close of the last day of each Plan Quarter at their fair market value and the Account of each Participant shall be adjusted for any net appreciation or net depreciation in the assets of the common fund portion of the Trust Fund and any net income or loss of the common fund portion of the Trust Fund for such quarter, with each common fund portion of the Account being credited or charged in the ratio that the amount of the Account (as of the close of the last day of the Plan Quarter) bears to the total (as of the close of the last day of the Plan Quarter) of all remaining common fund portions of the Accounts. For purposes of such adjustment of Accounts, any contribution made by the Employer with respect to a Plan Year or by the Employer during the Plan Quarter shall be considered as having been made immediately after such valuation and adjustment. In addition to the valuations required by the first sentence of this Paragraph 4.3, the assets of the Trust Fund may be valued at such other times during the Plan Year as either the Trustee or the Investment Committee deems appropriate.

            4.4 ACCOUNTING FOR DISTRIBUTIONS. As of the date of any distribution hereunder, the distribution to a Participant or his or her Beneficiary or Beneficiaries shall be charged to such Participant's Account.


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            4.5 SEPARATE ACCOUNTS. A separate account under the Plan shall be established and maintained by the Employer to reflect the Account for each Participant and to show separately the deemed earnings and losses credited or debited to such Account.

                              ARTICLE V. - VESTING

            5.1 ACCOUNT VESTING ON DEATH, RETIREMENT OR TOTAL AND PERMANENT DISABILITY. If a Participant's employment is terminated due to death, Retirement, or Total and Permanent Disability, one hundred percent (100%) of such Participant's Account shall vest in the Participant (or in his or her Beneficiary, as the case may be), and shall be distributed or set aside in accordance with the provisions of Article VI.

            5.2 ACCOUNT VESTING ON TERMINATION. If a Participant's employment is terminated for any other reason other than death, Retirement, or Total and Permanent Disability, the following percentages of the Participant's Account shall vest in the Participant and shall be distributed to or set aside for such Participant in accordance with the provisions of Article VI:

      Total Service for Vesting           Vested Percentage of Participant's Account
      -------------------------           ------------------------------------------
      Less than 1 year                                        0%
      1 Year                                                 10%
      2 Years                                                20%
      3 Years                                                30%
      4 Years                                                40%
      5 Years                                                50%
      6 Years                                                60%
      7 Years                                                70%
      8 Years                                                80%
      9 Years                                                90%
      10 Years or more                                      100%

            For purposes of this Paragraph 5.2, a "Service for Vesting" shall mean a Plan Year during which the Eligible Employee completes not less than one thousand (1,000) hours of service.


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Further, for purposes of this Paragraph 5.2, service will be determined on the basis of months employed and an Eligible Employee will be credited with one hundred (100) hours of service for each month (or portion of a month) such Eligible Employee was employed by the Employer.

            5.3 FORFEITURE TO EMPLOYER FOR CERTAIN ACTS. Notwithstanding anything contained in this Plan or the Trust to the contrary, including but not limited to the provisions of Paragraphs 1.15, 3.1, 3.2, 3.2(c), 1.15, 3.1, 3.2, 3.2(c),5.1 and 5.2, a Participant shall forfeit to the Employer any and all amounts accrued in such Participant's Account if he or she commits any criminal act or willful or malicious act which damages the Employer or any of its employees. In this event, a forfeiture shall not be allocated to the remaining Participants, and shall be made directly to the Employer.

            5.4 CHANGE IN CONTROL. If a Change of Control of the Employer occurs, one hundred percent (100%) of each Participant's Account shall vest in each respective Participant and each Participant's Account as of the date of the Change of Control shall be valued and distributed to or set aside for such Participant in accordance with the provisions of Article VI. For purposes of this Paragraph 5.4, a "Change of Control" shall occur when there has been a sale of substantially all of the assets of the Employer or any person (other than DAVID A. SCHUFF or a descendant of DAVID A. SCHUFF) obtains ownership or voting power with respect to or greater than seventy-five percent (75%) of the aggregate value or voting power, as applicable, of the Employer's capital stock.

                     ARTICLE VI. - DISTRIBUTION OF BENEFITS

            6.1 AMOUNT. A Participant (or his or her Beneficiary) shall become entitled to receive a distribution in an aggregate amount equal to the vested portion of the Participant's


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Account, on the last day of the Plan Quarter immediately preceding the date of
Participant's termination of employment. Any payment due hereunder from the Trust which is not paid by the Trust will be paid by the Employer from its general assets in which case the Employer will be reimbursed by the Trust within a reasonable period of time as soon as administratively feasible.

            6.2 METHOD OF PAYMENT.

                  (a) Cash Payments. All payments under the Plan shall be made in cash or in kind, pursuant to the election of a Participant.

                  (b) Paragraph 5.1 and 5.4 Distributions. In the event a Participant becomes entitled to benefits under Paragraph 5.1, an aggregate amount equal to the Participant's Account will be paid by the Trust or the Employer, as provided by Paragraphs 6.1 and 8.1, in a lump sum, on or before thirty (30) days following the date of Participant's termination of employment, or in annual installments made over a period selected by the Participant, or in the form of an annuity for the life of the Participant (or the joint lives of the Participant and his or her spouse) of actuarially equivalent value to the Participant's lump sum benefit, as selected by the Participant prior to his or her termination of employment. If a Participant fails to designate properly the manner of payment of the Participant's benefit under the Plan, such payment will be distributed in a lump sum within thirty (30) days following the Participant's termination.

                  In the case of distributions to a Participant or his or her Beneficiary by virtue of an entitlement pursuant to Paragraph 5.4, an aggregate amount equal to the Participant's Account will be paid by the Trust or the Employer, as provided by Paragraphs 6.1 and 8.1, in a lump sum.


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                  If the whole or any part of a distribution hereunder is to be made in installments, the total to be so paid shall continue to be deemed to be invested under such procedures as the Employer may establish, in which case, any deemed income, gain, or loss attributable thereto shall be reflected in the installment payments, in such equitable manner as the Employer shall determine.

                  (c) Paragraph 5.2 Distributions. In the event a Participant becomes entitled to benefits under Paragraph 5.2 by reason of a voluntary termination of employment, (i.e. resignation) then an amount equal to twenty-five percent (25%) of the Participant's Account will be paid by the Trust or the Employer as provided in Paragraphs 6.1 and 8.1, in a lump sum on or before thirty (30) days following the date of Participant's termination of employment and the remaining balance of the Participant's Account will be paid in three (3) equal annual installments beginning on the one (1) year anniversary of the initial payment required hereunder and continuing on the next two (2) successive one (1) year anniversaries thereafter. The undistributable portion of the amount payable hereunder shall continue to be invested under such procedures as the Employer may establish, in which case, any deemed income, gain, or loss attributable thereto shall be reflected in the installment payments, in such equitable manner as the Employer shall determine.

            6.3 DEATH BENEFITS. If a Participant dies before terminating his or her employment with the Employer and before the commencement of distributions to the Participant hereunder, the entire value of the Participant's Account shall be paid, as provided in Paragraph 6.2(b), to the person or persons designated in accordance with Paragraph 7.1.

            Upon the death of a Participant after distributions hereunder have begun but before he or she has received all distributions to which he or she is entitled under the Plan, the remaining


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distributions shall be paid to the person or persons designated in accordance with Paragraph 7.1, in the manner in which such distributions were payable to the Participant.

            6.4 WAIVER. Each Eligible Employee acknowledges that computation of benefits to which he or she may be entitled upon termination of his or her employment hereunder may take considerable time, particularly in the event that appraisals may be necessary. Accordingly, each Eligible Employee hereby expressly waives the statutory requirements of A.R.S. Section 23-353A which requires an employer to pay wages due an employee by the end of the next regular pay period or within three (3) working days, if sooner, and the statutory requirements of A.R.S. Section 23-355 which allows an employee to seek treble the amount of unpaid wages in a civil action against an employer for unpaid wages due an employee.

                 ARTICLE VII. - BENEFICIARIES; PARTICIPANT DATA

            7.1 DESIGNATION OF BENEFICIARIES. Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive such distributions as may be payable under the Plan upon or after the Participant's death, and such designation may be changed from time to time by the Participant by filing a new designation. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Employer, and will be effective only when filed in writing with the Employer during the Participant's lifetime.

            In the absence of a valid beneficiary designation, or if, at the time any distribution is due to a Beneficiary, there is no living Beneficiary validly named by the Participant, the Employer shall pay any such distribution to the Participant's spouse, if then living, but otherwise to the Participant's then living descendants, if any, per stirpes by right of representation, but, if none, to the


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Participant's estate. In determining the existence or identity of anyone entitled to a distribution hereunder, the Employer may rely conclusively upon information supplied by the Participant's personal representative, executor, or administrator. If a question arises as to the existence or identity of anyone entitled to receive a distribution, or if a dispute arises with respect to any such distribution, then, notwithstanding the foregoing, the Employer, in its sole discretion, may distribute such payment to the Participant's estate without liability for any tax or other consequences which might flow therefrom, or may take such other action as the Employer deems to be appropriate.

            7.2 INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES. Any communication, statement, or notice addressed to a Participant or to a Beneficiary at his or her last post office address as shown on the Employer's records shall be binding on the Participant or Beneficiary for all purposes of the Plan. The Employer shall not be obligated to search for any Participant or Beneficiary beyond the sending of a certified letter to such last known address. If the Employer notifies any Participant or Beneficiary that he or she is entitled to an amount under the Plan and the Participant or Beneficiary fails to claim such amount or make his or her location known to the Employer within three (3) years thereafter, then, except as otherwise required by law, if the location of the spouse of the Participant or one or more of the issue of the Participant is known to the Employer, the Employer may direct distribution of such amount to the spouse or any one or more or all of such issue, and in such proportions as the Employer, in its sole discretion, determines. If the location of none of the foregoing persons can be determined, the Employer shall have the right, in its sole discretion, to direct that the amount payable shall be deemed to be a Forfeiture, except that the dollar amount of the Forfeiture, unadjusted for deemed gains or losses in the interim, shall be

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paid by the Employer if a claim for the benefit subsequently is made by the
Participant or the Beneficiary to whom it was payable within one (1) year of such Forfeiture. If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat pursuant to applicable state law, the Employer shall not be liable to any person for any payment made in accordance with such law.

                 ARTICLE VIII. - COVENANTS OF ELIGIBLE EMPLOYEE

            8.1 NONCOMPETITION. To induce the Employer to adopt this Plan, each Eligible Employee hereby covenants that during the term of employment and for a period of thirty-six (36) months after Eligible Employee's termination of employment with Employer for reasons of employee dishonesty, fraud, wilful misconduct, criminal conduct, resignation or voluntary cessation of work, each Eligible Employee will not, either separately, jointly or in association with others, anywhere within that portion of the United States situated west of the Mississippi River, establish, engage in, or become interested in, directly or indirectly, as employee, owner, partner, member, shareholder, guarantor, lender, consultant, agent, or otherwise, or furnish any information to, work for, or assist in any manner any person or entity in competing with Employer or any affiliate of Employer in the business of steel fabrication, erection or detail. The terms "partner, member, stockholder, co-venturer, lender, provider of capital, employee, associate or any similar party" shall include, but shall not be limited to, any person or entity doing business with Employer or any affiliate of Employer at the time of, or who has done business with Employer or any affiliate of Employer during the one (1) year period immediately preceding, Eligible Employee's termination of employment.

            8.2 NON-DISCLOSURE. Each Eligible Employee covenants that he will not divulge to any competitor, or potential competitor, any of the merchandising or marketing


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techniques, business affairs, business relationship lists, policies, plans, finances, trade practices, trade secrets, methods, ideas and developments, software, research techniques, systems or similar information of Employer, with which Eligible Employee became acquainted during the time Eligible Employee was associated with Employer.

            8.3 DISCLOSURE. Each Eligible Employee shall disclose promptly to Employer any and all knowledge of intellectual properties conceived or made by an Eligible Employee during the term of this Agreement and related to the business or activities of Employer or any of its affiliates, and hereby assigns and agrees to execute any instrument or assignment necessary hereafter in order to assign all of Eligible Employee's interest therein to Employer. The obligations of an Eligible Employee pursuant to this Paragraph 8.3 shall continue beyond the termination of Employment with respect to intellectual properties conceived or made by an Eligible Employee during his employment and shall be binding upon an Eligible Employee's assigns, executors, administrators and/or legal representatives.

            8.4 REMEDIES. It is understood by the parties that the covenants herein contained are for the protection of confidential business information and business relationships of Employer which are a valuable property right, and that a breach of any covenant contained in this Agreement would cause substantial damage to Employer. The parties further agree that damages at law would be an inadequate remedy for the breach of any of Employee's covenants and that, in addition to any and all other remedies to which Employer would otherwise be entitled, Employer shall be entitled to injunctive relief with respect thereto. Notwithstanding anything contained in this Plan to the contrary, an Employee's liability for damages to Employer and the Plan by reason of a


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breach of Paragraph 6.1, 8,1, shall not exceed the total amount paid or to be paid Employee under Articles V and VI and above.

            8.5 ENFORCEMENT. Each Eligible Employee and Employer intend that the covenants of Article VIII shall be deemed a series of separate covenants, one for each county of each and every state included within the geographical area, and one for each month of the period specified above. If, in any judicial proceeding, a court shall refuse to enforce any of such covenants, then such unenforceable covenants shall be deemed eliminated from the provisions hereof for the purpose of such proceedings to the extent necessary to permit the remaining separate covenants to be enforced in such proceedings. If, in any judicial proceeding, a court shall refuse to enforce any one or more of such separate covenants because the total time and/or geographical area thereof is deemed to be excessive or unreasonable, then it is the intent of the parties hereto that such covenants, which would otherwise be unenforceable due to such excessive or unreasonable period of time, be enforced for such lesser period of time and/or geographical area as shall be deemed reasonable and not excessive by such court.

                             ARTICLE IX. - THE TRUST

            9.1 ESTABLISHMENT OF TRUST. The Employer shall establish the Trust with the Trustee, pursuant to such terms and conditions as are set forth in the Trust Agreement attached as Exhibit "A", to be entered into between the Employer and the Trustee. The Trust is intended to be treated as a "grantor" trust under the Code, and the establishment of the Trust is not intended to cause Participants to realize current income on amounts contributed thereto, and the Trust shall be so interpreted.

                           ARTICLE X. - ADMINISTRATION


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            10.1 ADMINISTRATIVE AUTHORITY. Except as otherwise specifically provided herein, the Employer shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all action and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty, and responsibility to:

                  (a) Resolve and determine all disputes or questions arising under the Plan, including the power to determine the rights of Eligible Employees, Participants, and Beneficiaries, and their respective benefits, and to remedy any ambiguities, inconsistencies, or omissions in the Plan.

                  (b) Adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

                  (c) Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

                  (d) Make determinations with respect to the eligibility of any Eligible Employee as a Participant and make determinations concerning the crediting and distribution of Plan Accounts.

                  (e) Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan. The Employer shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the


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      advice or opinion of such firms or persons. The Employer shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers, or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person or committee, and in the same manner to revoke any such delegation of duties, powers, or responsibilities. Any action of such person or committee in the exercise of such delegated duties, powers, or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Employer. Further, the Employer may authorize one or more persons to execute any certificate or document on behalf of the Employer, in which event any person notified by the Employer of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Employer until such third person shall have been notified of the revocation of such authority.

            10.2  INVESTMENT COMMITTEE.

                  (a) The Trust Fund shall be invested by the Trustee as directed by an Investment Committee, which shall consist of the President of the Employer and three (3) Participants appointed by a majority of all Participants, who shall signify in writing their acceptance of such appointment. Any member of the Investment Committee may resign upon giving written notice to the Participants. Each appointee (other than the President of the Employer) shall hold office at the pleasure of the Participants. Vacancies arising in the Investment Committee from death, resignation or otherwise, shall be filled by the Participants, but the Investment Committee may act notwithstanding the existence of the vacancies so long as there is at least one (1) member of the Investment Committee.

                  At any time the Board of Directors of the Employer may adopt the resolution abolishing the Investment Committee and assigning all of the duties of the Investment Committee to the Trustee; such resolution shall be effective as soon as it is communicated in writing to both the Investment Committee and the Trustee, or at such other subsequent effective date as provided in the resolution. Whenever such a resolution is effective as to the Plan, the term "Trustee" shall be deemed to replace the term "Investment Committee." Such a resolution may be rescinded by the Board of Directors of the Employer and shall be effective as soon as it is communicated in writing to the Trustee, or shall be effective at such later date as provided in the resolution.

                  (b) The Investment Committee shall not take any action nor direct the Trustee to take any action that would result in benefitting one Participant or a group of Participants at the expense of another, or discriminating between Participants similarly situated, or applying different rules to a substantially similar set of facts.

                  (c) The Investment Committee shall act by a majority (or by all members if there be only one or two members) of members constituting the Investment Committee at the time of such action, and such action may be taken either by vote at a meeting or in writing without a meeting.

                  (d) Except as otherwise provided in the Plan, the Investment Committee shall have control of the investment of the Trust Fund of the Plan including the common and separate portions thereof, with all powers necessary to enable it to carry out its duties in that respect. The Investment Committee shall have the right, exercisable at any time by delivery to the Trustee of an instrument in writing, to instruct or direct the Trustee with respect to the investment of the Trust Fund. The Investment Committee may inspect the records of the Employer or Trustee whenever such inspection may be reasonably necessary in order to determine any fact pertinent to the performance of the duties of the Investment Committee. The Investment Committee, however, shall not be required to make any inspection, but may, in good faith, rely upon any statement of the Trustee or Employer or any of its officers or employees.

                  (e) The members of the Investment Committee shall serve without compensation for their services.

            10.3 MUTUAL EXCLUSION OF RESPONSIBILITY. Neither the Trustee nor the Employer shall be obligated to inquire into or be responsible for any act or failure to act, or the authority therefor, on the part of the other.

            10.4 UNIFORMITY OF DISCRETIONARY ACTS. Whenever in the administration or operation of the Plan discretionary actions by the Employer are required or permitted, such actions shall be consistently and uniformly applied to all persons similarly situated, and no such action shall be taken which shall discriminate in favor of any particular person or group of persons.

            10.5 LITIGATION. Except as may be otherwise required by law, in any action or judicial proceeding affecting the Plan, no Participant or Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

            10.6 PAYMENT OF ADMINISTRATION EXPENSES. All expenses incurred in the administration and operation of the Plan and the Trust, excluding any taxes payable by the

Employer or its shareholders in respect of the Plan or Trust, shall be paid by the Employer. The Plan or Trust shall reimburse the Employer for any taxes attributable to the earnings of the Trust. Such reimbursement shall be an amount equal to the combined federal and state income taxes attributable to Trust earnings, computed at the highest applicable marginal individual federal and state tax rates in effect for the Plan Year coinciding with or within which the taxable year of the Employer ends.

            10.7 CLAIMS PROCEDURE. Any person claiming a benefit under the Plan (a "Claimant") shall present the claim, in writing, to the Employer, and the Employer shall respond in writing. If the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the Claimant: or;

                  (a) The specific reason or reasons for the denial, with specific references to the Plan provisions on which the denial is based;

                  (b) A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or information is necessary; and

                  (c) An explanation of the Plan's claims review procedure.

            The written notice denying or granting the Claimant's claim shall be provided to the Claimant within ninety (90) days after the Employer's receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension is required, written notice of the extension shall be furnished by the Employer to the Claimant within the initial ninety (90) day period and in no event shall such an extension exceed a period of ninety (90) days from the end of the initial ninety (90) day period. Any extension notice shall indicate the special circumstances requiring the extension and the date on which the Employer expects to render a decision on the claim. Any claim not granted or denied within the period noted above shall be deemed to have been denied.

            Any Claimant whose claim is denied, or deemed to have been denied under the preceding sentence (or such Claimant's authorized representative), may, within sixty (60) days after the Claimant's receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given, in writing, to the Employer. Upon such a request for review, the claim shall be reviewed by the Employer (or its designated representative), which may, but shall not be required to, grant the Claimant a hearing. In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

            The decision on review normally shall be made within sixty (60) days of the Employer's receipt of the request for review. If an extension of time is required due to special circumstances, the Claimant shall be notified, in writing, by the Employer, and the time limit for the decision on review shall be extended to one hundred twenty (120) days. The decision on review shall be in writing and shall state, in a manner calculated to be understood by the Claimant, the specific reasons for the decision and shall include references to the relevant Plan provisions on which the decision is based. The written decision on review shall be given to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) time limit discussed above. If the decision on review is not communicated to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) period discussed above, the claim shall be deemed to have been denied upon review. All decisions on review shall be final and binding with respect to all concerned parties.

                             ARTICLE XI. - AMENDMENT

            11.1 RIGHT TO AMEND. The Employer, by written instrument executed by the Employer, shall have the right to amend the Plan, at any time and with respect to any provisions hereof, and all parties hereto or claiming any interest hereunder shall be bound by such amendment; provided, however, that no such amendment shall deprive a Participant or a Beneficiary of a right accrued hereunder prior to the date of the amendment.

            11.2 AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN. Notwithstanding the provisions of Paragraph 11.1, the Plan and the Trust Agreement may be amended by the Employer at any time, retroactively if required, if found necessary, in the opinion of the Employer, in order to ensure that the Plan is characterized as "top-hat" plan of deferred compensation maintained for a select group of management or highly compensated employees as described under ERISA Sections 201(2), 301(a)(3), and 401(a)(1), and to conform the Plan to the provisions and requirements of any applicable law (including ERISA and the Code). No such amendment shall be considered prejudicial to any interest of a Participant or a Beneficiary hereunder.

                           ARTICLE XII. - TERMINATION

            12.1 EMPLOYER'S RIGHT TO TERMINATE OR SUSPEND PLAN. The Employer reserves the right, at any time, to terminate the Plan and/or its obligation to make further contributions. The Employer also reserves the right, at any time, to suspend its obligation to make further contributions for a fixed or indeterminate period of time.

            12.2 AUTOMATIC TERMINATION OF PLAN. The Plan, but not the Trust, automatically shall terminate upon the dissolution of the Employer, or upon its merger into or consolidation with any other corporation or business organization, if there is a failure by the surviving corporation or business organization to adopt specifically and agree to continue the Plan.

            12.3 SUSPENSION OF CONTRIBUTIONS. In the event of a suspension of the Employer contributions, the Employer shall continue the remaining aspects of the Plan during the period of the suspension.

            12.4 ALLOCATION AND DISTRIBUTION. This Paragraph 12.4 shall become operative upon a complete termination of the Plan. The provisions of this Paragraph 12.4 also shall become operative in the event of a partial termination of the Plan, as determined by the Employer, but only with respect to that portion of the Plan attributable to the Participants to whom the partial termination is applicable. Upon the effective date of any such event, notwithstanding any other provisions of the Plan, no persons who were not theretofore Participants shall be eligible to become Participants, the value of the interest of all Participants and Beneficiaries shall be determined and become 100% vested and, after deduction of estimated expenses in liquidating and, if applicable, paying Plan benefits, paid to them as soon as is practicable after such termination.

            12.5 SUCCESSOR TO EMPLOYER. Any corporation or other business organization which is a successor to the Employer by reason of a consolidation, merger, or purchase of substantially all of the assets of the Employer shall have the right to become a party to the Plan by adopting the same by resolution of the entity's board of directors or other appropriate governing body. If, within ninety (90) days from the effective date of such consolidation, merger, or sale of assets, such new entity does not become a party hereto, as above provided, the Plan automatically shall be terminated, and the provisions of Paragraph 12.4 shall become operative.

                         ARTICLE XIII. - MISCELLANEOUS

            13.1 LIMITATIONS ON LIABILITY OF EMPLOYER. Neither the establishment of the Plan nor any modification thereof, nor the creation of any account under the Plan, nor the payment of any benefits under the Plan shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, or any officer or employer thereof except as provided by law or by any Plan provision. The Employer does not in any way guarantee any Participant's Account from loss or depreciation, whether caused by poor investment performance of an investment or the inability to realize upon an investment due to an insolvency affecting an investment vehicle or any other reason. In no event shall the Employer, or any successor, employee, officer, director, or stockholder of the Employer, be liable to any person on account of any claim arising by reason of the provisions of the Plan or of any instrument or instruments implementing its provisions, or for the failure of any Participant, Beneficiary, or other person to be entitled to any particular tax consequences with respect to the Plan, or any credit or distribution hereunder.

            13.2 CONSTRUCTION. If any provision of the Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein. For all purposes of the Plan, where the context admits, the singular shall include the plural, and the plural shall include the singular. Headings of Articles and Paragraphs herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. The laws of the State of Arizona shall govern, control, and determine all questions of law arising with respect to the Plan and the interpretation and validity of its respective provisions, except where those laws are preempted by the laws of the United States. Participation under the Plan will not give any Participant the right to be retained in the service of the Employer nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued hereunder.

            The Plan is intended to be and at all times shall be interpreted and administered so as to qualify as an unfunded deferred compensation plan, and no provision of the Plan shall be interpreted so as to give any individual any right in any assets of the Employer which right is greater than the rights of a general unsecured creditor of the Employer.

            13.3 SPENDTHRIFT PROVISION. No amount payable to a Participant or a Beneficiary under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge, or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled thereto. Further, (i) the withholding of taxes from Plan benefit payments, (ii) the recovery under the Plan of overpayments of benefits previously made to a Participant or Beneficiary, (iii) if applicable, the transfer of benefit rights from the Plan to another plan, or (iv) the direct deposit of benefit payments to an account in a banking institution (if not actually part of an arrangement constituting an assignment or alienation) shall not be construed as an assignment or alienation.

            In the event that any Participant's or Beneficiary's benefits hereunder are garnished or attached by order of any court, the Employer may bring an action or a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan. During the pendency of said action, any benefits that become payable shall be held as credits to the Participant's or Beneficiary's Account or, if the Employer prefers, paid into the court as they become payable, to be distributed by the court to the recipient as the court deems proper at the close of said action.

            IN WITNESS WHEREOF, the Employer has caused the Plan to be executed effective as of the 1st day of January, 1996.

                                    SCHUFF STEEL COMPANY, an Arizona

                                    corporation

                                    By:   __________________________________

                                          Its:  ____________________________

                                TABLE OF CONTENTS

Article                                                                Page
-------                                                                ----
RECITALS.............................................................  - 1 -

I.   - DEFINITIONS...................................................  - 1 -
       1.1   ACCOUNT.................................................  - 1 -
       1.2   BENEFICIARY.............................................  - 1 -
       1.3   CODE....................................................  - 2 -
       1.4   EFFECTIVE DATE..........................................  - 2 -
       1.5   ELIGIBLE EMPLOYEE.......................................  - 2 -
       1.6   EMPLOYER................................................  - 2 -
       1.7   ENTRY DATE..............................................  - 3 -
       1.8   FORFEITURE..............................................  - 3 -
       1.9   INVESTMENT COMMITTEE....................................  - 3 -
       1.10  NET PROFITS.............................................  - 3 -
       1.11  NORMAL RETIREMENT AGE...................................  - 3 -
       1.12  PARTICIPANT.............................................  - 3 -
       1.13  PLAN....................................................  - 3 -
       1.14  PLAN YEAR...............................................  - 3 -
       1.15  PLAN QUARTER............................................  - 4 -
       1.16  RETIREMENT..............................................  - 4 -
       1.17  TOTAL AND PERMANENT DISABILITY..........................  - 4 -
       1.18  TRUST...................................................  - 4 -
       1.19  TRUST FUND..............................................  - 4 -
       1.20  TRUSTEE.................................................  - 4 -

II . - ELIGIBILITY AND PARTICIPATION.................................  - 4 -
       2.1   REQUIREMENTS............................................  - 4 -
       2.2   RE-EMPLOYMENT...........................................  - 5 -

III. - CONTRIBUTIONS TO THE TRUST....................................  - 5 -
       3.1   EMPLOYER CONTRIBUTIONS..................................  - 5 -
       3.2   MANNER OF ALLOCATION....................................  - 5 -
       3.3   PERMISSIBLE TYPES OF EMPLOYER CONTRIBUTIONS.............  - 6 -
       3.4   LOANS TO PARTICIPANTS...................................  - 6 -

IV.  - ADMINISTRATION OF ACCOUNTS....................................  - 6 -
       4.1   INVESTMENTS.............................................  - 6 -
       4.2   INVESTMENT IN SINGLE FUND AND REASONABLE RULES..........  - 6 -


                                       (i)

                                TABLE OF CONTENTS

                                   (continued)

ARTICLE                                                                 PAGE
-------                                                                 ----
        4.3   VALUATION OF ASSETS AND ALLOCATION OF CHANGES............  - 7 -
        4.4   ACCOUNTING FOR DISTRIBUTIONS.............................  - 7 -
        4.5   SEPARATE ACCOUNTS........................................  - 8 -

V.    - VESTING........................................................  - 8 -
        5.1   ACCOUNT VESTING ON DEATH, RETIREMENT OR TOTAL AND
              PERMANENT DISABILITY.....................................  - 8 -
        5.2   ACCOUNT VESTING ON TERMINATION...........................  - 8 -
        5.3   FORFEITURE TO EMPLOYER FOR CERTAIN ACTS..................  - 9 -
        5.4   CHANGE IN CONTROL........................................  - 9 -

VI.   - DISTRIBUTION OF BENEFITS....................................... - 10 -
        6.1   AMOUNT................................................... - 10 -
        6.2   METHOD OF PAYMENT........................................ - 10 -

          (a) Cash Payments............................................ - 10 -
        6.3   DEATH BENEFITS........................................... - 12 -
        6.4   WAIVER................................................... - 12 -

VII.  - BENEFICIARIES; PARTICIPANT DATA................................ - 12 -
        7.1   DESIGNATION OF BENEFICIARIES............................. - 12 -
        7.2   INFORMATION TO BE FURNISHED BY PARTICIPANTS AND
              BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS OR
              BENEFICIARIES............................................ - 13 -

VIII. - COVENANTS OF ELIGIBLE EMPLOYEE................................. - 14 -
        8.1   NONCOMPETITION........................................... - 14 -
        8.2   NON-DISCLOSURE........................................... - 15 -
        8.3   DISCLOSURE............................................... - 15 -
        8.4   REMEDIES................................................. - 16 -
        8.5   ENFORCEMENT.............................................. - 16 -

IX.   - THE TRUST...................................................... - 17 -
        9.1   ESTABLISHMENT OF TRUST................................... - 17 -

X.    - ADMINISTRATION................................................. - 17 -
        10.1  ADMINISTRATIVE AUTHORITY................................. - 17 -


                                  (ii)

                               TABLE OF CONTENTS
                                  (continued)


                                                                        PAGE
                                                                        ----
        10.2  INVESTMENT COMMITTEE....................................  - 19 -
        10.3  MUTUAL EXCLUSION OF RESPONSIBILITY......................  - 20 -
        10.4  UNIFORMITY OF DISCRETIONARY ACTS........................  - 21 -
        10.5  LITIGATION..............................................  - 21 -
        10.6  PAYMENT OF ADMINISTRATION EXPENSES......................  - 21 -
        10.7  CLAIMS PROCEDURE........................................  - 21 -

XI.   - AMENDMENT.....................................................  - 23 -
        11.1  RIGHT TO AMEND..........................................  - 23 -
        11.2  AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN....  - 23 -

XII.  - TERMINATION...................................................  - 24 -
        12.1  EMPLOYER'S RIGHT TO TERMINATE OR SUSPEND PLAN...........  - 24 -
        12.2  AUTOMATIC TERMINATION OF PLAN...........................  - 24 -
        12.3  SUSPENSION OF CONTRIBUTIONS.............................  - 24 -
        12.4  ALLOCATION AND DISTRIBUTION.............................  - 24 -
        12.5  SUCCESSOR TO EMPLOYER...................................  - 25 -

XIII. - MISCELLANEOUS.................................................  - 25 -
        13.1  LIMITATIONS ON LIABILITY OF EMPLOYER....................  - 25 -
        13.2  CONSTRUCTION............................................  - 26 -
        13.3  SPENDTHRIFT PROVISION...................................  - 27 -



                                      (iii)

                                   EXHIBIT "A"


















                              SCHUFF STEEL COMPANY

                           SUPPLEMENTAL RETIREMENT AND
                           DEFERRED COMPENSATION PLAN
                                 TRUST AGREEMENT

                              SCHUFF STEEL COMPANY
                           SUPPLEMENTAL RETIREMENT AND
                           DEFERRED COMPENSATION PLAN
                                 TRUST AGREEMENT


                                    RECITALS

                  THIS TRUST AGREEMENT is made and entered into effective as of the 1st day of January, 1996 by and between SCHUFF STEEL COMPANY (the "Employer"), which sponsors the SCHUFF STEEL COMPANY SUPPLEMENTAL RETIREMENT AND DEFERRED COMPENSATION PLAN (the "Plan"), and SCOTT SCHUFF (the "Trustee").

                  The Plan provides for the Employer to pay all Plan benefits from its general revenues and assets. The Employer wishes to establish a trust fund for the purpose of providing a source from which to pay certain benefits under the Plan, such trust fund being subject to the claims of the Employer's creditors in the event of the Employer's bankruptcy or insolvency. Contributions to the trust fund shall be held by the Trustee and invested, reinvested and distributed in accordance with the provisions of this Trust Agreement.

                  The Trust established by this Trust Agreement is intended to be a "grantor trust," with the result that the corpus and income of the Trust are treated for tax purposes as assets and income of the Employer.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Employer and the Trustee, intending to be legally bound, declare and agree as follows:

                       ARTICLE I. - ESTABLISHMENT OF TRUST

                  1.1 TRUST DEPOSITS. The Employer shall deposit with the Trustee, in trust (the "Trust"), certain funds, which shall be held, administered and distributed by the Trustee as provided in this Trust Agreement.

                  1.2 IRREVOCABILITY. The Trust shall be revocable by the Employer until the occurrence of a Change of Control, at which time the Trust shall become irrevocable. For purposes hereof, a "Change of Control" shall be deemed to occur when there is a sale of substantially all of the assets of the Employer or when any person (other than David A. Schuff or a descendant of David
A. Schuff) acquires, directly or indirectly, greater than seventy-five percent (75%) of the aggregate voting power over Schuff Steel Company's voting stock.

                  1.3 GRANTOR TRUST. The Trust is intended to be a grantor trust, of which the Employer is the grantor, within the meaning of sub-part E, part 1, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

                  1.4 PLAN ASSETS. The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Employer and shall be used exclusively for the uses and purposes of the Plan and general creditors of the Employer as herein set forth. The Plan Participants and their Beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan, and this Trust Agreement, shall be mere unsecured contractual rights of Plan Participants and Beneficiaries against the Employer. Any assets held by the Trust will be subject to the claims of the Employer's general creditors under federal and state law in the event of Insolvency, as defined herein.

                  1.5 ACCEPTANCE OF TRUST. The Trustee accepts the Trust established under the Trust Agreement on the terms and subject to the provisions set forth herein, and it agrees to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Trust Agreement.

                  ARTICLE II. - PLAN AS PART OF TRUST AGREEMENT

                  2.1 INCORPORATION BY REFERENCE. The Plan is expressly incorporated herein and made a part hereof with the same force and effect as if the Plan had been fully set forth herein. A copy of the Plan has been delivered to the Trustee. All capitalized terms defined in the Plan shall have the same meanings when used herein unless expressly provided to the contrary herein. The Employer shall deliver to the Trustee copies of all amendments to the Plan made after the date of this Trust Agreement.

                  2.2 BENEFIT PROVISIONS. The terms of the Plan shall govern the amount, form and timing of benefit payments under the Plan to which a Plan Participant or Beneficiary is entitled.

                  2.3 AMENDMENT OF PLAN. The incorporation of the Plan into this Trust Agreement shall not affect the provisions of the Plan concerning the amendment or termination thereof.

         ARTICLE III. - PAYMENTS TO PLAN PARTICIPANTS AND BENEFICIARIES

                  3.1 PAYMENT DIRECTION AND TAXES. The Employer shall deliver to the Trustee a statement (the "Payment Direction") that indicates the amounts payable (net of payroll taxes and withholding) in respect to any Plan Participant who becomes entitled to receive a distribution from the Plan (or his or her Beneficiaries), which distribution is a benefit for which the

Employer has made contributions to the Trust, and that provides the time for the payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to a Plan Participant or his or her Beneficiaries in accordance with such Payment Direction. The Employer shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall remit such amounts withheld to the appropriate taxing authorities.

                  3.2 ENTITLEMENT TO BENEFITS. The entitlement of a Plan Participant or his or her Beneficiaries to benefits under the Plan shall be as set forth in the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

                  3.3 PAYMENTS BY EMPLOYER. The Employer may make payment of benefits directly to the Plan Participant or his or her Beneficiaries as they become due under the terms of the Plan. The Employer shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to a Plan Participant or his or her Beneficiaries.

         ARTICLE IV. - TRUSTEE RESPONSIBILITY WHEN EMPLOYER IS INSOLVENT

                  4.1 CESSATION OF PAYMENTS ON EMPLOYER INSOLVENCY. The Trustee shall cease payment of benefits to the Plan Participant or his or her Beneficiaries if the Employer is Insolvent. The Employer shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Employer is unable to pay its debts as they become due, or (ii) the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

                  4.2 CLAIMS OF CREDITORS. At all times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Employer under federal and state law as set forth below.

                  (a) The Board of Directors and the chief executive officer of the Employer shall have the duty to inform the Trustee in writing of the Employer's Insolvency. If a person claiming to be a creditor of the Employer alleges in writing to the Trustee that the Employer has become Insolvent, the Trustee shall determine whether the Employer is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Plan Participants and Beneficiaries.

                  (b) Unless the Trustee has actual knowledge of the Employer's Insolvency, or has received notice from the Employer or a person claiming to be a creditor alleging that the Employer is Insolvent, the Trustee shall have no duty to inquire whether the Employer is Insolvent. The Trustee may in all events rely on such evidence concerning the Employer's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Employer's solvency.

                  (c) If at any time the Trustee has determined that the Employer is Insolvent, the Trustee shall discontinue payments to Plan Participants and Beneficiaries and shall hold the assets of the Trust for the benefit of the Employer's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of any Plan Participant or Beneficiary to pursue his or her rights as a general creditor of the Employer with respect to benefits due under the Plan or otherwise.

                  (d) The Trustee shall resume the payment of benefits to the Plan Participants and Beneficiaries in accordance with the terms of this Trust Agreement only after the Trustee has determined that the Employer is not Insolvent (or is no longer Insolvent).

                      (e) Except as provided herein and in Paragraph 12.2, the Employer shall have no right or power to direct the Trustee to return to the Employer or to divert to others any of the Trust assets before all payments of benefits have been made to all Plan Participants and Beneficiaries (or to the Employer, in the case of a Forfeiture of a Participant's benefit upon a termination of employment which results in a Forfeiture under the terms of the Plan or the inability to locate a payee under the terms of the Plan) pursuant to the terms of the Plan.

                        ARTICLE V. - INVESTMENT AUTHORITY

                  5.1 TRUSTEE AUTHORITY. All rights associated with assets of the Trust shall be exercised by the Trustee or the Investment Committee appointed pursuant to Paragraph 10.2 of the Plan (as the case may be), and shall in no event be exercisable by or rest with the Plan Participant or the Employer. The Trustee shall have the following powers with respect to any and all monies, securities and other assets at any time held by it and constituting part or all of the Trust, such powers, subject to Paragraph 5.2, to be exercised by it in its sole discretion or as directed by the Investment Committee (as the case may be):

                      (a) To purchase or subscribe for and invest in any securities, but not including any securities of the Trustee or any affiliate of the Trustee, and to retain any such securities in the Trust. Without in any way intending to limit the generality of the foregoing, the said term "securities" shall be deemed to include common and preferred stocks, mortgages, debentures, bonds, notes or other evidences of indebtedness, and other forms of securities, including those issued by the Employer; provided, however, that no stock, securities or evidence of indebtedness of the Employer or its employees shall be acquired by or held unless the Trustee is so directed by the Investment Committee.

                  (b) To sell, transfer and convey for cash or on credit, convert, redeem, exchange for other securities, or otherwise to dispose of any securities at any time held by it.

                  (c) To exercise any conversion privilege and/or subscription right available in connection with any securities at any time held by it; to oppose or to consent to the reorganization, consolidation, merger, or readjustment of the finances of any corporation, company or association or to the sale, mortgage, pledge or lease of the property of any corporation, company or association or to the sale, mortgage, pledge or lease of the property of any corporation, company or association, any of the securities which may at any time be held by it, and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith and to hold and retain any securities which it may so acquire.

                  (d) To vote, personally or by general or limited proxy, any securities which may be held by it at any time and, similarly, to exercise, personally or by general or limited proxy, any right appurtenant to any securities held by it at any time.

                  (e) To register any securities held by it hereunder in its own name or in the name of a nominee, or in any form permitting title to pass by delivery, providing the records of the Trustee shall clearly indicate the ownership of any asset of the Trust.

                      (f) To make, execute and deliver any and all mortgages, contracts, consents, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of the foregoing powers.

                      (g) To invest and reinvest all or any portion of the Trust in units of participation in one or more common, collective or commingled trust funds that may be established and maintained by the Trustee. Any such common, collective or commingled trust fund may be specifically designated for investment in guaranteed investment contracts.

                      (h) To invest any part or all of the Trust (including cash balances) in certificates of deposit, demand or time deposits, savings accounts, money market accounts or similar investments, which bear a reasonable rate of interest.

                  5.2 INVESTMENT COMMITTEE AUTHORITY. The Investment Committee shall have the right at any time, and from time to time in its sole discretion, to direct the Trustee as to the investment of the Trust Fund. This right is exercisable by the Investment Committee in a fiduciary capacity without the approval or consent of the Trustee. In addition, the Investment Committee may, from time to time and in its sole discretion, provide an investment and/or asset allocation policy which the Trustee shall follow when making investment decisions hereunder.

                  5.3 INDEMNIFICATION. If the Trustee invests any or all of the Trust Fund pursuant to the directions of the Investment Committee, the Employer agrees to indemnify and hold harmless the Trustee from any claim of loss to the Trust Fund arising out of the Trustee's compliance with the Investment Committee's investment directions.

                       ARTICLE VI. - DISPOSITION OF INCOME

                  6.1 DISPOSITION OF INCOME. During the term of this Trust, all income received by the Trust shall be accumulated and reinvested.

                      ARTICLE VII. - ACCOUNTING BY TRUSTEE

                  7.1 ACCOUNTING BY TRUSTEE. The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Employer and the Trustee. Within ninety (90) days following the close of each calendar year and within ninety (90) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Employer a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

                  ARTICLE VIII. - RESPONSIBILITY OF THE TRUSTEE

                  8.1 PRUDENT PERSON. The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by either the Employer or the Investment Committee which is contemplated by, and in conformity with the terms of the Plan or this Trust and is given in writing by the Employer or the Investment Committee. In the event of a dispute between the Employer and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

                  8.2 TRUSTEE INDEMNIFICATION. If the Trustee undertakes or defends any litigation arising in connection with this Trust (except an action by the Employer or any Plan Participant or Beneficiary for the Trustee's breach of duty hereunder), the Employer agrees to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If the Employer does not pay such costs, expenses and liabilities in a reasonable and timely manner, the Trustee may obtain payment from the Trust.

                  8.3 LEGAL COUNSEL. The Trustee may consult with legal counsel with respect to any of its duties or obligations hereunder.

                  8.4 HIRING AGENTS. The Trustee may hire agents, accountants, actuaries, attorneys, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

                  8.5 TRUSTEE POWERS. The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein; provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor trustee, or to loan to any person the proceeds of any borrowing against such policy.

                  8.6 LIMITATION ON POWERS. Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of
Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

                 ARTICLE IX. - FEES AND EXPENSES OF THE TRUSTEE

                  9.1 TRUSTEE EXPENSES AND FEES. The Employer shall pay all expenses of administering the Plan and the Trust and all fees and expenses with respect to which the Trustee is entitled to compensation or reimbursement. If not so paid, the fees and expenses shall be paid from the Trust.

               ARTICLE X. - RESIGNATION AND REMOVAL OF THE TRUSTEE

                  10.1 TRUSTEE RESIGNATION. The Trustee may resign at any time by written notice to the Employer, which shall be effective thirty (30) days after receipt of such notice unless the Employer and the Trustee agree otherwise.

                  10.2 TRUSTEE REMOVAL. The Trustee may be removed by the Employer, on thirty (30) days notice or upon shorter notice accepted by the Trustee.

                  10.3 TRANSFER OF ASSETS. Upon resignation or removal of the Trustee and appointment of a successor trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within sixty (60) days after receipt of the notice of resignation, removal or transfer, unless the Employer extends the time limit.

                  10.4 APPOINTMENT OF SUCCESSOR. If the Trustee resigns or is removed, a successor shall be appointed, in accordance with the following section, by the effective date of resignation or removal. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

                     ARTICLE XI. - APPOINTMENT OF SUCCESSOR

                  11.1 APPOINTMENT OF SUCCESSOR. If the Trustee resigns or is removed in accordance with Paragraph 10.1 or 10.2 hereof, the Employer may appoint any third party, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new trustee, who shall have all of the rights and powers of the former trustee. The former trustee shall execute any instrument necessary or reasonably requested by the Employer or the successor trustee to evidence the transfer.

                     ARTICLE XII. - AMENDMENT OR TERMINATION

                  12.1 AMENDMENT. This Trust Agreement may be amended by a written instrument executed by the Trustee and the Employer. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan, shall cause funds of the Trust to be diverted other than to purposes of payment of Plan benefits (except in the case of Insolvency) or otherwise as provided hereunder or shall make the Trust revocable after it has become irrevocable in accordance herewith.

                  12.2 TERMINATION. The Trust shall not terminate until the date on which all Plan Participants and Beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Employer.

                          ARTICLE XIII. - MISCELLANEOUS

                  13.1 VALIDITY OF PROVISIONS. Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

                  13.2 NO ASSIGNMENT OF BENEFITS. Benefits payable to a Plan Participant and his or her Beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

                  13.3 GOVERNING LAW. This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

                          ARTICLE XIV. - EFFECTIVE DATE

                  14.1 EFFECTIVE DATE. The effective date of this Trust Agreement is January 1, 1996.

                  IN WITNESS WHEREOF, this Trust Agreement has been duly executed effective as of the day and year first above written.

                                    EMPLOYER:

                                    SCHUFF STEEL COMPANY, an Arizona
                                    corporation

                                    By:  __________________________________
                                         DAVID A. SCHUFF
                                         Its:  President

                                    TRUSTEE:

                                    By:  __________________________________
                                         SCOTT SCHUFF

                                TABLE OF CONTENTS


Article                                                                  Page
-------                                                                  ----


RECITALS ..............................................................  - 1 -

I. - ESTABLISHMENT OF TRUST............................................  - 2 -
         1.1      TRUST DEPOSITS.......................................  - 2 -
         1.2      IRREVOCABILITY.......................................  - 2 -
         1.3      GRANTOR TRUST........................................  - 2 -
         1.4      PLAN ASSETS..........................................  - 2 -
         1.5      ACCEPTANCE OF TRUST..................................  - 3 -

II. - PLAN AS PART OF TRUST AGREEMENT..................................  - 3 -
         2.1      INCORPORATION BY REFERENCE...........................  - 3 -
         2.2      BENEFIT PROVISIONS...................................  - 3 -
         2.3      AMENDMENT OF PLAN....................................  - 3 -

III. - PAYMENTS TO PLAN PARTICIPANTS AND BENEFICIARIES.................  - 3 -
         3.1      PAYMENT DIRECTION AND TAXES..........................  - 3 -
         3.2      ENTITLEMENT TO BENEFITS..............................  - 4 -
         3.3      PAYMENTS BY EMPLOYER.................................  - 4 -

IV. - TRUSTEE RESPONSIBILITY WHEN EMPLOYER IS INSOLVENT................  - 4 -
         4.1      CESSATION OF PAYMENTS ON EMPLOYER INSOLVENCY.........  - 4 -
         4.2      CLAIMS OF CREDITORS..................................  - 5 -

V. - INVESTMENT AUTHORITY..............................................  - 6 -
         5.1      TRUSTEE AUTHORITY....................................  - 6 -
         5.2      INVESTMENT COMMITTEE AUTHORITY.......................  - 8 -
         5.3      INDEMNIFICATION......................................  - 9 -

VI. - DISPOSITION OF INCOME............................................  - 9 -
         6.1      DISPOSITION OF INCOME................................  - 9 -

VII. - ACCOUNTING BY TRUSTEE...........................................  - 9 -
         7.1      ACCOUNTING BY TRUSTEE................................  - 9 -

VIII. - RESPONSIBILITY OF THE TRUSTEE.................................  - 10 -
         8.1      PRUDENT PERSON......................................  - 10 -
         8.2      TRUSTEE INDEMNIFICATION.............................  - 10 -


                                       (i)

                                TABLE OF CONTENTS
                                   (continued)

ARTICLE                                                                  PAGE
-------                                                                  ----

         8.3      LEGAL COUNSEL.......................................  - 10 -
         8.4      HIRING AGENTS.......................................  - 10 -
         8.5      TRUSTEE POWERS......................................  - 11 -
         8.6      LIMITATION ON POWERS................................  - 11 -

IX. - FEES AND EXPENSES OF THE TRUSTEE................................  - 11 -
         9.1      TRUSTEE EXPENSES AND FEES...........................  - 11 -

X. - RESIGNATION AND REMOVAL OF THE TRUSTEE...........................  - 11 -
         10.1  TRUSTEE RESIGNATION....................................  - 11 -
         10.2  TRUSTEE REMOVAL........................................  - 11 -
         10.3  TRANSFER OF ASSETS.....................................  - 12 -
         10.4  APPOINTMENT OF SUCCESSOR...............................  - 12 -

XI. - APPOINTMENT OF SUCCESSOR........................................  - 12 -
         11.1  APPOINTMENT OF SUCCESSOR...............................  - 12 -

XII. - AMENDMENT OR TERMINATION.......................................  - 12 -
         12.1  AMENDMENT..............................................  - 12 -
         12.2  TERMINATION............................................  - 13 -

XIII. - MISCELLANEOUS.................................................  - 13 -
         13.1  VALIDITY OF PROVISIONS.................................  - 13 -
         13.2  NO ASSIGNMENT OF BENEFITS..............................  - 13 -
         13.3  GOVERNING LAW..........................................  - 13 -

XIV. - EFFECTIVE DATE.................................................  - 13 -
         14.1  EFFECTIVE DATE.........................................  - 13 -


                                      (ii)

                                   ADDENDUM A



                                 Leslie R. Dias

                                  Don T. Engler

                                Randy T. Eskelson

                                  Scott Esmeier

                               Richard M. Hampton

                                 Forrest Paysnoe

                                 Donald T. Pekau

                                Dennis F. Randall

                                Michael T. Wittig

                               Kenneth F. Zylstra